Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

SECOND QUARTER 2010

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP
Sales	$11,346				$—		$11,346

Materials and production	4,549	1,662	224		1,886		2,663

Marketing and administrative	3,175	75			75		3,100

Research and development	2,179		144		144		2,035

Restructuring costs	526		526		526		—

Equity income from affiliates	(43)				—		(43)

Other (income) expense, net	(281)	10		(443)	(433)		152

Income Before Taxes	1,241	(1,747)	(894)	443	(2,198)		3,439

Taxes on Income	461				(242	) (4)	703

Net Income	780				(1,956)		2,736

Less: Net Income Attributable to Noncontrolling Interests	28				—		28

Net Income Attributable to Merck & Co., Inc.	$752				$(1,956)		$2,708

Earnings per Common Share Assuming Dilution	$0.24						$0.86 (5)

Average Shares Outstanding Assuming Dilution	3,125						3,125

Tax Rate	37.1%						20.5%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1)	Amounts included in materials and production costs reflect expenses for the amortization of intangible assets and the amortization of purchase accounting adjustments to inventories recognized as a result of the merger. Amounts included in marketing and administrative expenses and other (income) expense, net reflect transaction and integration costs associated with mergers and acquisitions.
(2)	Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be sold or closed related to actions under the company’s formal restructuring programs.
(3)	Included in other (income) expense, net is $443 million of income recognized upon AstraZeneca’s asset option exercise.
(4)	Represents the estimated tax impact on the reconciling items.
(5)	The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $2,697 million for the second quarter of 2010.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

SIX MONTHS ENDED JUNE 30, 2010

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Certain Other Items (3)	Adjustment Subtotal		Non-GAAP
Sales	$22,768				$—		$22,768

Materials and production	9,764	4,009	281		4,290		5,474

Marketing and administrative	6,397	154			154		6,243

Research and development	4,230	27	150		177		4,053

Restructuring costs	814		814		814		—

Equity income from affiliates	(180)				—		(180)

Other (income) expense, net	(113)	17		(443)	(426)		313

Income Before Taxes	1,856	(4,207)	(1,245)	443	(5,009)		6,865

Taxes on Income	746				(745	) (4)	1,491

Net Income	1,110				(4,264)		5,374

Less: Net Income Attributable to Noncontrolling Interests	59				—		59

Net Income Attributable to Merck & Co., Inc.	$1,051				$(4,264)		$5,315

Earnings per Common Share Assuming Dilution	$0.33						$1.69 (5)

Average Shares Outstanding Assuming Dilution	3,132						3,132

Tax Rate	40.2%						21.7%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance. This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1)	Amounts included in materials and production costs reflect expenses for the amortization of intangible assets and the amortization of purchase accounting adjustments to inventories recognized as a result of the merger. Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges. Amounts included in marketing and administrative expenses and other (income) expense, net reflect transaction and integration costs associated with mergers and acquisitions.
(2)	Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be sold or closed related to actions under the company’s formal restructuring programs.
(3)	Included in other (income) expense, net is $443 million of income recognized upon AstraZeneca’s asset option exercise.
(4)	Includes a charge of $147 million associated with a change in tax law enacted as part of U.S. health care reform legislation, as well as the estimated tax impact on the reconciling items.
(5)	The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. Net income attributable to Merck & Co., Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $5,293 million for the six months ended June 30, 2010.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SECOND QUARTER 2011

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	2Q11	2Q10	% Change	2Q11	2Q10	% Change	2Q11	2Q10	% Change
TOTAL SALES (1)	$12,151	$11,346	7	$5,006	$4,864	3	$7,145	$6,482	10

PHARMACEUTICAL (2)	10,360	9,638	7	4,088	4,026	2	6,271	5,612	12

Cardiovascular
Zetia	592	564	5	292	308	-5	300	256	17
Vytorin	459	490	-6	215	263	-19	244	227	8
Integrilin	56	70	-20	51	65	-22	5	5	10

Diabetes & Obesity
Januvia	779	600	30	423	380	11	356	220	62
Janumet	321	218	47	173	136	27	149	82	81

Diversified Brands
Cozaar / Hyzaar	406	485	-16	14	63	-77	392	423	-7
Zocor	107	117	-9	9	9	-2	98	108	-9
Propecia	112	113	-1	33	37	-10	79	77	3
Claritin Rx	65	58	12				65	58	12
Remeron	57	59	-4	1	2	-38	55	57	-3
Vasotec / Vaseretic	59	63	-6				59	63	-6
Proscar	53	56	-5	1	2	-52	52	54	-4

Infectious Disease
Isentress	337	267	26	171	130	31	166	137	21
Cancidas	168	150	12	6	14	-55	161	135	19
PegIntron	154	185	-17	10	25	-62	144	159	-10
Primaxin	136	158	-13	26	32	-17	110	125	-12
Invanz	103	83	24	51	43	18	52	40	30
Avelox	61	59	3	55	55	1	6	5	23
Noxafil	56	50	12	12	15	-19	44	35	25
Rebetol	48	55	-13				48	55	-13
Crixivan / Stocrin	50	48	4	1	2	-20	48	46	5

Neurosciences & Ophthalmology
Maxalt	131	133	-1	82	93	-12	49	40	22
Cosopt / Trusopt	122	123	-1	5	4	14	117	119	-2

Oncology
Temodar	234	271	-14	96	103	-7	138	168	-18
Emend	120	93	29	60	54	11	60	39	54
Intron A	47	51	-7	24	29	-18	24	22	9

Respiratory & Immunology
Singulair	1,354	1,258	8	869	830	5	485	427	14
Remicade	842	669	26				842	669	26
Nasonex	323	338	-4	148	196	-24	175	142	23
Clarinex	209	191	9	53	60	-11	156	132	18
Arcoxia	100	95	5				100	95	5
Simponi	75	18	*				75	18	*
Asmanex	47	56	-16	42	54	-23	5	2	*
Proventil	37	55	-32	36	53	-32	1	2	-40
Dulera	25		*	25		*

Vaccines
ProQuad, M-M-R II and Varivax	291	340	-14	270	323	-16	21	17	26
Gardasil	277	219	27	198	163	22	79	56	41
RotaTeq	148	139	7	120	118	2	28	21	33
Zostavax	122	18	*	120	18	*	1		*
Pneumovax	64	59	8	47	49	-4	17	11	63

Women’s Health & Endocrine
Fosamax	221	241	-9	15	21	-31	206	220	-6
NuvaRing	154	145	6	90	88	2	64	57	13
Follistim AQ	143	137	4	38	43	-11	104	94	11
Implanon	81	51	60	33	19	78	48	32	50
Cerazette	66	49	34				66	49	34

Other Pharmaceutical (3)	948	941	1	174	127	37	776	813	-5

ANIMAL HEALTH	802	731	10	161	153	5	641	578	11

CONSUMER CARE (2)	541	544	-1	364	381	-4	177	163	8
Claritin OTC	134	167	-19	93	124	-25	41	43	-3

Other Revenues (4)	448	433	3	393	305	29	55	129	-57
Astra	306	241	27	306	241	27

(1)	Only select products are shown.
(2)

In the first quarter of 2011, Merck changed the reporting for certain over-the-counter products. Sales of these products outside the United States were previously recorded in the Pharmaceutical business, and are now reported in the Consumer Care business. Prior period amounts have been recast on a comparative basis.

(3)

Includes Pharmaceutical products not individually shown above. Other Vaccine sales included in Other Pharmaceutical were $67 million and $57 million on a global basis for second quarter 2011 and 2010, respectively.

(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.
*	100% or over

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

JUNE YEAR-TO-DATE 2011

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	Jun YTD 2011	Jun YTD 2010	% Change	Jun YTD 2011	Jun YTD 2010	% Change	Jun YTD 2011	Jun YTD 2010	% Change
TOTAL SALES (1)	$23,732	$22,768	4	$9,854	$9,862		$13,877	$12,907	8

PHARMACEUTICAL (2)	20,179	19,303	5	7,996	8,098	-1	12,184	11,205	9

Cardiovascular
Zetia	1,174	1,098	7	590	588		584	509	15
Vytorin	939	967	-3	462	518	-11	477	449	6
Integrilin	120	140	-14	110	130	-16	10	10	3

Diabetes & Obesity
Januvia	1,518	1,111	37	849	734	16	669	377	78
Janumet	626	419	50	335	261	29	291	158	84

Diversified Brands
Cozaar / Hyzaar	832	1,267	-34	51	354	-86	781	913	-14
Zocor	234	233	—	17	19	-11	217	214	1
Propecia	218	213	3	65	72	-10	154	141	9
Claritin Rx	186	157	19				186	157	19
Remeron	117	110	6	4	3	2	113	106	6
Vasotec / Vaseretic	116	122	-5				116	122	-5
Proscar	113	114	-1	2	3	-25	111	111

Infectious Disease
Isentress	629	499	26	321	241	33	309	258	20
Cancidas	326	303	8	19	29	-37	307	273	12
PegIntron	319	371	-14	27	51	-47	292	320	-9
Primaxin	272	317	-14	52	67	-23	221	249	-11
Invanz	189	158	20	95	81	17	94	77	23
Avelox	167	165	1	152	156	-2	15	9	69
Noxafil	110	99	12	28	27	2	83	72	15
Rebetol	100	111	-10				100	111	-10
Crixivan / Stocrin	95	100	-5	3	4	-32	92	95	-4

Neurosciences & Ophthalmology
Maxalt	304	268	14	214	176	22	90	92	-2
Cosopt / Trusopt	236	238	-1	9	10	-14	227	228

Oncology
Temodar	481	545	-12	198	195	1	283	350	-19
Emend	207	177	17	111	105	5	96	71	34
Intron A	96	105	-9	49	59	-17	47	46	2

Respiratory & Immunology
Singulair	2,682	2,423	11	1,679	1,559	8	1,004	864	16
Remicade	1,595	1,343	19				1,595	1,343	19
Nasonex	696	658	6	305	351	-13	391	307	28
Clarinex	364	355	3	100	109	-9	265	246	7
Arcoxia	214	190	12				214	190	12
Simponi	129	28	*				129	28	*
Asmanex	107	107	-1	96	103	-7	11	4	*
Proventil	80	112	-29	75	109	-30	4	3	27
Dulera	37		*	37		*

Vaccines
ProQuad, M-M-R II and Varivax	535	659	-19	495	619	-20	40	40
Gardasil	490	451	9	349	319	10	141	133	6
RotaTeq	272	231	18	227	191	19	45	40	13
Zostavax	146	114	28	142	114	25	4		*
Pneumovax	143	110	29	107	89	20	36	21	69

Women’s Health & Endocrine
Fosamax	429	472	-9	28	47	-41	401	425	-6
NuvaRing	297	280	6	177	171	3	120	109	10
Follistim AQ	276	270	2	76	84	-9	199	186	7
Implanon	141	101	39	58	38	52	83	63	31
Cerazette	125	104	20				125	104	20

Other Pharmaceutical (3)	1,697	1,888	-10	282	310	-9	1,413	1,578	-10

ANIMAL HEALTH	1,560	1,440	8	324	293	11	1,235	1,147	8

CONSUMER CARE (2)	1,058	1,032	2	721	718		337	314	7
Claritin OTC	301	303	-1	225	226		76	77	-1

Other Revenues (4)	935	993	-6	813	753	8	122	240	-49
Astra	628	605	4	628	605	4

(1)	Only select products are shown.
(2)

In the first quarter of 2011, Merck changed the reporting for certain over-the-counter products. Sales of these products outside the United States were previously recorded in the Pharmaceutical business, and are now reported in the Consumer Care business. Prior period amounts have been recast on a comparative basis.

(3)

Includes Pharmaceutical products not individually shown above. Other Vaccine sales included in Other Pharmaceutical were $121 million and $113 million on a global basis for June YTD 2011 and 2010, respectively.

(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.
*	100% or over

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

Table 3c

			Jun			Jun				% Change	% Change
	1Q11	2Q11	YTD 11	1Q10	2Q10	YTD 10	3Q10	4Q10	Full Year	2Q	YTD
TOTAL PHARMACEUTICAL	$9,820	$10,360	$20,179	$9,665	$9,638	$19,303	$9,523	$10,441	$39,267	7	5

United States	3,907	4,088	7,996	4,072	4,026	8,098	4,265	4,384	16,748	2	-1
% Pharmaceutical Sales	39.8%	39.5%	39.6%	42.1%	41.8%	42.0%	44.8%	42.0%	42.7%

Europe (1)	2,587	2,827	5,413	2,810	2,631	5,441	2,342	2,677	10,459	7	—
% Pharmaceutical Sales	26.3%	27.3%	26.8%	29.1%	27.3%	28.2%	24.6%	25.6%	26.6%

Japan	1,164	1,104	2,268	811	902	1,712	855	1,077	3,645	23	32
% Pharmaceutical Sales	11.8%	10.7%	11.2%	8.4%	9.4%	8.9%	9.0%	10.3%	9.3%

Latin America	700	743	1,443	659	696	1,355	699	778	2,832	7	6
% Pharmaceutical Sales	7.1%	7.2%	7.1%	6.8%	7.2%	7.0%	7.3%	7.5%	7.2%

Asia Pacific	699	779	1,478	561	622	1,183	618	702	2,503	25	25
% Pharmaceutical Sales	7.1%	7.5%	7.3%	5.8%	6.5%	6.1%	6.5%	6.7%	6.4%

China	187	206	393	133	159	292	145	173	611	30	35

Eastern Europe/Middle East Africa	358	369	727	375	395	771	353	393	1,516	-7	-6
% Pharmaceutical Sales	3.6%	3.6%	3.6%	3.9%	4.1%	4.0%	3.7%	3.8%	3.9%

Canada	360	399	759	337	328	665	374	364	1,403	21	14
% Pharmaceutical Sales	3.7%	3.9%	3.8%	3.5%	3.4%	3.4%	3.9%	3.5%	3.6%

Other	45	51	96	40	37	77	17	67	161	37	24
% Pharmaceutical Sales	0.5%	0.5%	0.5%	0.4%	0.4%	0.4%	0.2%	0.6%	0.4%

(1)	Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE - GAAP

SECOND QUARTER 2011

Table 4

EQUITY INCOME FROM AFFILIATES (millions of dollars)

	2Q11	2Q10	YTD 2011	YTD 2010
ASTRAZENECA LP	$44	$40	$177	$165
Other (1)	11	3	16	15

TOTAL	$55	$43	$193	$180

(1)	Primarily reflects results for Sanofi Pasteur MSD and Johnson & JohnsonºMerck Consumer Pharmaceuticals.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL (millions of dollars)

All sales reported here are end-market JV sales, presented on a “NET” basis.

	2Q11	2Q10	YTD 2011	YTD 2010
GARDASIL	$66	$82	$124	$165
OTHER VIRAL VACCINES	29	23	48	46
ROTATEQ	11	14	20	25
HEPATITIS VACCINES	10	6	20	12
FLU VACCINES	—	—	1	10
Other Vaccines	127	112	217	231

TOTAL SANOFI PASTEUR MSD SALES	$243	$237	$430	$489

OTHER (INCOME) EXPENSE, NET (millions of dollars)

	2Q11	2Q10	YTD 2011	YTD 2010
INTEREST INCOME	$(51)	$(22)	$(92)	$(34)
INTEREST EXPENSE	182	185	368	366
EXCHANGE LOSSES (GAINS)	1	(4)	43	76
Other, net (1)	(11)	(440)	425	(521)

TOTAL	$121	$(281)	$744	$(113)

(1)

Other, net in the first six months of 2011 includes a charge of $500 million related to the resolution of the arbitration proceeding with Johnson & Johnson. Other, net in the second quarter and first six months of 2010 includes $443 million of income recognized upon AstraZeneca’s asset option exercise.